First Quarter 2025 Earnings Review United Bankshares, Inc. (UBSI) April 24, 2025 Exhibit 99.2

This presentation and statements made by United Bankshares, Inc. (“UBSI”) and its management contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Piedmont Bancorp, Inc. (“Piedmont”) and UBSI (the “Merger”); (ii) projections of income, expenses, provision expense, capital structure and other financial information; (iii) UBSI’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iv) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” “will,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of UBSI and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of UBSI. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve and the recently announced and future tariffs; (2) general competitive, economic, political and market conditions and other factors that may affect future results of UBSI, including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms; (3) risks related to the acquisition and integration of Piedmont including, among others, (i) the risk that the expected growth opportunities or cost savings from the acquisition may not be fully realized or may take longer to realize than expected, and (ii) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the acquisition; (4) deposit attrition, client loss or revenue loss following completed mergers or acquisitions that may be greater than anticipated; (5) regulatory change risk resulting from new laws, rules, regulations, or accounting principles, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and the possibility of changes in accounting standards, policies, principles and practices; (6) the cost and effects of cyber incidents or other failures, interruptions, or security breaches of UBSI’s systems and those of our customers or third-party providers; (7) competitive pressures on product pricing and services; (8) success, impact, and timing of UBSI’s business strategies, including market acceptance of any new products or services; (9) volatility and disruptions in global capital and credit markets; (10) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions; (11) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events; (12) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (13) the risks of fluctuations in market prices for UBSI common stock that may or may not reflect economic condition or performance of UBSI; (14) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; and (15) other factors that may affect future results of UBSI, as disclosed in UBSI’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by UBSI with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. UBSI cautions that the foregoing list of factors is not exclusive. UBSI does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made. FORWARD LOOKING STATEMENTS

Achieved Net Income of $84.3 million and Diluted Earnings Per Share of $0.59, which included $30.0 million of merger-related expenses, equating to $0.17 per diluted share Generated Return on Average Assets of 1.06%, Return on Average Equity of 6.47%, and Return on Average Tangible Equity* of 10.61% Closed the merger with Piedmont Bancorp, Inc. on January 10, 2025, and completed the core systems conversion during March Net Interest Income was a record $260.1 million, and Net Interest Margin (FTE) increased from 3.49% to 3.69% Consistently ranked as one of the most trustworthy banks in America by Newsweek (#1 in 2023, #2 in 2022, #4 in 2024 & 2025) Quarterly dividend of $0.37 per share equates to a yield of ~4.4% (based upon recent prices). 2024 was the 51st consecutive year of dividend increases to shareholders Asset quality remains sound and Non-Performing Assets remained low at 0.22% of Total Assets Strong expense control with an efficiency ratio of 53.03% Capital position remains robust and liquidity remains sound Repurchased 567,405 shares during 1Q25 with an additional 831,422 shares repurchased in 2Q25 (through 4/23/25) 1Q25 HIGHLIGHTS *Non-GAAP measure. Refer to appendix.

Continuation of UBSI’s proven M&A strategy | UBSI’s 34th acquisition Entrance into Greater Atlanta Area markets with robust economic growth opportunities Enhances UBSI’s position as one of the premier regional banking companies in the Southeast and Mid-Atlantic Piedmont Overview Advancing Strategy Transaction Details Headquarters: Peachtree Corners, GA Financial Data as of January 10, 2025: Total Assets: ~$2.4 billion Total Loans: ~$2.1 billion Total Deposits: ~$2.1 billion Total Shareholders’ Equity: ~$202 million Consistently well-run and highly profitable franchise with sound asset quality Key senior management and executives retained including Monty Watson, CEO, who became Regional President for United Bank Consideration Mix: 100% stock Fixed Exchange Ratio: 0.300x Shares Issued: 7.86 million UBSI Maintains “Well-Capitalized” regulatory capital ratios Systems conversion completed in March 2025 PIEDMONT MERGER- COMPLETED JANUARY 10, 2025

Linked-Quarter (LQ) Net Income was $84.3 million in 1Q25 compared to $94.4 million in 4Q24, with diluted EPS of $0.59 in 1Q25 compared to $0.69 in 4Q24. Net Interest Income increased $27.5 million primarily due to an increase in average earning assets largely from the Piedmont acquisition and a lower average rate paid on deposits partially offset by an increase in average interest-bearing deposits, also largely from the Piedmont acquisition. Provision Expense was $29.1 million in 1Q25 compared to $6.7 million in 4Q24. 1Q25 included $18.7 million of provision recorded on purchased non-credit deteriorated (“non-PCD”) loans from Piedmont. Noninterest Income increased $0.2 million compared to 4Q24. Net gains on investment securities were $0.5 million in 1Q25 compared to net losses on investment securities of $0.7 million in 4Q24. Additionally, fees from brokerage services increased $0.7 million while other noninterest income declined $1.3 million. Noninterest Expense increased $19.4 million compared to 4Q24 driven by $11.3 million of merger-related expenses in 1Q25 compared to $1.3 million in 4Q24, as well as smaller increases in several other categories of noninterest expense mainly from the acquisition. The effective tax rate decreased from 22.0% to 21.2%. 4Q24 included the impact of provision to return adjustments that were not repeated in 1Q25. EARNINGS SUMMARY

*Non-GAAP measure. Refer to appendix. Strong profitability and expense control 1Q25 was impacted by pre-tax merger related expenses of $30.0 million. PERFORMANCE RATIOS

Reported Net Interest Margin increased from 3.49% to 3.69% LQ. Linked-quarter Net Interest Income (FTE) increased $27.4 million primarily due to an increase in average earning assets largely from the Piedmont acquisition and a lower average rate paid on deposits partially offset by an increase in average interest-bearing deposits, also largely from the Piedmont acquisition. Approximately ~53% of the loan portfolio is fixed rate and ~47% is adjustable rate, while ~34% of the total portfolio is projected to reprice within the next 3 months. ~16% of the securities portfolio is floating rate. Securities balances of approximately ~$485 million with an average yield of ~3.9% are projected to roll off during FY 2025. HTM securities are immaterial at $1.0 million, or 0.0% of total securities. The duration of the AFS portfolio is 4.4 years. Time deposits have an average maturity of ~6 months. Approximately ~11% of total deposits have interest rates tied to a floating rate index. Scheduled purchase accounting loan accretion is estimated at ~$24 million for the remainder of FY 2025 and ~$20 million for FY 2026. NET INTEREST INCOME AND MARGIN

Linked-Quarter loan balances increased $2.2 billion driven by the loans acquired in the Piedmont merger. Excluding the acquired loan balances, total gross loans increased $174 million. Loan balances within the North Carolina & South Carolina markets were up 17.5% annualized in 1Q25. Non Owner Occupied CRE to Total Risk Based Capital was ~290% at 1Q25. CRE portfolio remains diversified among underlying collateral types. Non Owner Occupied Office loans total ~$0.9 billion (~3.8% of total loans). The Top 60 Office loans make up ~70% of total Non Owner Occupied Office balances. The weighted average LTV based on current loan balances and appraised values at origination for the Top 60 was ~59% at 3/31/25. The weighted average LTV at origination for the Top 60 was ~68%. United has been disciplined in its approach to underwriting Office loans. The stringent underwriting process focuses on the underlying tenants, lease terms, sponsor support, location, property class, amenities, etc. Weighted average FICO of all consumer-related loan sectors is ~759. Total purchase accounting-related fair value discount on loans was $85 million as of 3/31/25. $ in millions LOAN SUMMARY (EXCLUDES LOANS HELD FOR SALE)

LOAN PORTFOLIO GEOGRAPHIC DETAILS Total Loans Total Loans ($ Billions) 23.9 % of Total Loans 100% Geographic location Southeast 42% Metro DC / Baltimore 36% WV / OH / PA / Shenandoah Valley 19% Other 3% Total 100% Diversified portfolio with strong underwriting practices and ongoing monitoring Select Portfolio Details: Total NOO Office loans represent $0.9 billion, or only ~3.8% of total loans, with ~58% located in the Washington DC MSA and zero exposure to the CBD of Washington DC. C&I Government Contracting loans represent only ~0.7% of total loans. Our Government Contracting loans are concentrated in blue-chip companies with the top 4 borrowers comprising >80% of the portfolio with credit ratings of BB+ or better. Total Residential Real Estate loans have an overall weighted average FICO of ~760, with a weighted average FICO of ~765 in the Washington DC MSA. The Washington DC MSA continues to be impacted by a lack of single-family housing inventory supply. *Data as of 3/31/25; Geographic locations based on collateral address, if applicable, or originating office location. CRE NOO CRE OO C&D C&I Residential Real Estate Other Consumer 7.9 2.1 3.8 3.6 5.8 0.7 33% 9% 16% 15% 24% 3% 42% 53% 70% 15% 41% 9% 44% 26% 21% 33% 43% 18% 13% 20% 6% 43% 14% 62% 1% 1% 3% 9% 2% 11% 100% 100% 100% 100% 100% 100% Total Loans Loan Segments Shading indicates areas with outstanding loans. Color coding represents the geographies noted in the table. Indicates United office location

End of Period Balances (000s) 12/31/24 3/31/25 Non-Accrual Loans $56,460 $57,388 90-Day Past Due Loans $16,940 $12,387 Total Non-performing Loans $73,400 $69,775 Other Real Estate Owned $327 $1,475 Total Non-performing Assets $73,727 $71,250 Non-performing Loans / Loans 0.34% 0.29% Non-performing Assets / Total Assets 0.25% 0.22% Annualized Net Charge-offs / Average Loans 0.10% 0.14% Allowance for Loan & Lease Losses (ALLL) $271,844 $310,424 ALLL / Loans, net of unearned income 1.25% 1.30% Allowance for Credit Losses (ACL)* $306,755 $346,991 ACL / Loans, net of unearned income 1.42% 1.45% NPAs were $71.3 million at 3/31/25 compared to $73.7 million at 12/31/24 with the ratio of NPAs to Total Assets decreasing from 0.25% to 0.22%. 30-89 Day Past Due loans were 0.33% of total loans at 3/31/25 compared to 0.39% at 12/31/24. ALLL as a percentage of Total Loans increased from 1.25% to 1.30% LQ. Day 1 Piedmont ACL impact was $40.3 million ($36.2 million in ALLL and $4.1 million in the reserve for lending-related commitments). *ACL is comprised of ALLL and the reserve for lending-related commitments CREDIT QUALITY

Strong core deposit base with 25% of deposits in Non Interest Bearing accounts. LQ deposits increased $2.4 billion primarily driven by the balances acquired from Piedmont. Excluding the acquired deposit balances, total deposits increased $297 million LQ. Brokered deposits remained low at 1.1% of total deposits as of 3/31/25 as compared to 0.0% at 12/31/24. This modest increase was driven by the acquisition. Enviable deposit franchise with an attractive mix of both high growth MSAs and stable, rural markets with a strong deposit base. $ in millions Source: S&P Global Market Intelligence DEPOSIT SUMMARY Top 10 MSAs by Deposits* (as of 6/30/24) MSA Total Deposits In MSA ($000) Number of Branches Rank Washington, DC 10,071,646 58 8 Charleston, WV 1,589,675 5 2 Atlanta, GA 1,346,636 11 19 Morgantown, WV 1,141,970 6 2 Richmond, VA 762,351 13 9 Parkersburg, WV 713,929 4 1 Hagerstown, MD 656,854 6 2 Myrtle Beach, SC 631,752 7 9 Charlotte, NC 585,589 7 17 Wheeling, WV 537,803 6 2

Deposit Account Details ($ in millions) End of Period Ratios / Values 3/31/25 % of Total Deposits Estimated Uninsured Deposits (less affiliate and collateralized deposits) $8,594 33% Estimated Insured/Collateralized Deposits $17,771 67% Total Deposits $26,365 100% *Does not include other sources of liquidity such as Fed Funds Lines, additional Reciprocal Deposit capacity, etc. Available Liquidity ($ in millions) 3/31/25 Cash & Cash Equivalents $2,610 Unpledged AFS Securities $994 Available FHLB Borrowing Capacity $4,292 Available FRB Discount Window Borrowing Capacity $4,587 Subtotal $12,483 Additional FHLB Capacity (with delivery of collateral) $3,846 Additional Brokered Deposit Capacity (based on internal policy) $4,988 Total Liquidity* $21,318 Liquidity remains strong with a granular deposit base and geographic diversification. Average deposit account size is ~$38 thousand with >700 thousand total deposit accounts. Estimated uninsured/uncollateralized deposits were 32% at 12/31/24. LIQUIDITY POSITION & ADDITIONAL DEPOSIT DETAIL

End of Period Ratios / Values 12/31/24 3/31/25** Common Equity Tier 1 Ratio 14.1% 13.3% Tier 1 Capital Ratio 14.1% 13.3% Total Risk Based Capital Ratio 16.5% 15.7% Leverage Ratio 11.7% 11.3% Total Equity to Total Assets 16.6% 16.2% *Tangible Equity to Tangible Assets (non-GAAP) 11.0% 10.6% Book Value Per Share $36.89 $37.19 *Tangible Book Value Per Share (non-GAAP) $22.87 $22.76 Capital ratios remain significantly above regulatory “Well Capitalized” levels and exceed all internal capital targets. United repurchased 567,405 common shares during 1Q25 for $19.8 million compared to no shares repurchased during 4Q24. From 4/01/25 through 4/23/25, United repurchased 831,422 common shares for $27.1 million. As of 4/23/25, there were 2,972,412 shares available to be repurchased under the approved plan. *Non-GAAP measure. Refer to appendix. **Regulatory ratios are estimates as of the earnings release date. CAPITAL RATIOS AND PER SHARE DATA

Select guidance is being provided for 2025. Our outlook may change if the expectations for these items vary from current expectations. Balance Sheet: Expect loan and deposit growth to be in the low to mid single digits for the remainder of 2025 (annualized). Loan pipelines continue to be relatively strong. Expect investment portfolio balances to be relatively flat (market dependent). Net Interest Income: Net interest income (non-FTE) expected to be in the range of $1.050 billion to $1.065 billion for FY 2025 (assumes three 25 bps rate cuts in 2025). Purchase accounting accretion is currently estimated at ~$30 million for FY 2025. Provision Expense: Asset quality remains sound. Provision expense will be dependent on the future economic outlook, future credit trends within United’s portfolio, and loan growth. Expect our credit performance to outperform the industry. Current planning assumption for total provision expense for 2025 is $53 million (including Day 2 merger-related CECL provision expense of $19 million that was recorded in 1Q25). Non Interest Income: Expect non interest income to be in the range of $120 million to $130 million for 2025. Mortgage banking revenue will be subject to industry trends. Non Interest Expense: Expect non interest expense to be in the range of $610 million to $625 million for 2025 (including merger-related expenses of $11 million that were recorded in 1Q25). Effective Tax Rate: Estimated at approximately ~21.0%. Capital: Stock buyback will be market dependent. United’s capital position remains robust. 2025 OUTLOOK

Premier Mid-Atlantic and Southeast franchise with an attractive mix of high growth MSAs and smaller stable markets with a strong deposit base Consistently high-performing company with a culture of disciplined risk management and expense control 51 consecutive years of dividend increases evidences United’s strong profitability, solid asset quality, and sound capital management over a very long period of time Experienced management team with a proven track record of execution Committed to our mission of excellence in service to our employees, our customers, our shareholders and our communities Attractive valuation with a current Price-to-Earnings Ratio of ~11.8x (based upon median 2025 street consensus estimate of $2.88 per Bloomberg) INVESTMENT THESIS

Source: S&P Capital IQ Pro; Company filings DEMONSTRATED HISTORY OF SUCCESSFUL ACQUISITIONS

APPENDIX

PIEDMONT MERGER- ADDITIONAL INFORMATION Merger-related expense detail ($ in millions) 1Q24 2Q24 3Q24 4Q24 1Q25 Provision for Credit Losses --- --- --- --- $18.7 Employee Compensation --- --- --- --- $1.2 Expense for Reserve for Unfunded Loan Commitments --- --- --- --- $4.1 Other Noninterest Expense --- $1.3 $0.3 $1.3 $6.0 Total --- $1.3 $0.3 $1.3 $30.0 Day 1 purchase accounting marks (net mark) ($ in millions) Fair Value (Discount) / Premium (preliminary) *Loans $(64.9) Investments $(25.0) Land $(3.5) Buildings $1.5 Time Deposits $0.4 *Does not include $17.5 million credit mark on PCD loans recorded as ALLL on Day 1. Other information ($ in millions) 1/10/2025 Values (preliminary) Preliminary Goodwill $134.7 Core Deposit Intangible $32.8 Allowance for Credit Losses (including unfunded) $40.3

(dollars in thousands) 1Q24 2Q24 3Q24 4Q24 1Q25 (1) Return on Average Tangible Equity (A) Net Income (GAAP) $86,814 $96,507 $95,267 $94,408 $84,306 (B) Number of Days in the Quarter 91 91 92 92 90 Average Total Shareholders' Equity (GAAP) $4,816,476 $4,857,893 $4,908,866 $5,019,069 $5,283,542 Less: Average Total Intangibles (1,901,074) (1,900,164) (1,899,261) (1,898,335) (2,060,975) (C) Average Tangible Equity (non-GAAP) $2,915,402 $2,957,729 $3,009,605 $3,120,734 $3,222,567   Formula: [(A) / (B)]*365 (or 366 for leap year)   (C) Return on Average Tangible Equity (non-GAAP) 11.98% 13.12% 12.59% 12.03% 10.61%                   RECONCILIATION OF NON-GAAP ITEMS

(dollars in thousands)   12/31/2024 3/31/2025     (2) Tangible Equity to Tangible Assets     Total Assets (GAAP) $ 30,023,545 $ 32,788,494   Less: Total Intangibles (GAAP) (1,897,755) (2,062,893)     Tangible Assets (non-GAAP) $ 28,125,790 $ 30,725,601         Total Shareholders' Equity (GAAP)   $ 4,993,223 $ 5,314,449     Less: Total Intangibles (GAAP)   (1,897,755) (2,062,893)   Tangible Equity (non-GAAP)   $ 3,095,468 $ 3,251,556   Tangible Equity to Tangible Assets (non-GAAP)   11.0% 10.6%           (3) Tangible Book Value Per Share:   Total Shareholders' Equity (GAAP) $ 4,993,223 $ 5,314,449   Less: Total Intangibles (GAAP) (1,897,755) (2,062,893)   Tangible Equity (non-GAAP) $ 3,095,468 $ 3,251,556   ÷ EOP Shares Outstanding (Net of Treasury Stock) 135,346,628 142,891,148   Tangible Book Value Per Share (non-GAAP) $22.87 $22.76             RECONCILIATION OF NON-GAAP ITEMS (CONT.)